UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2007

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously stated in its Current Reports on Form 8-K and press releases issued April 19, April 30, May 22, and May 24, 2007, Sterling Financial Corporation's Audit Committee (the "Corporation") is conducting an on-going investigation into irregularities in financing contracts at one of its financial services group affiliates, Equipment Finance, LLC and therefore was unable to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 with the Securities and Exchange Commission by the filing deadline. Therefore, on August 13, 2007, the Corporation received an Additional Staff Determination notice from The Nasdaq Stock Market LLC indicating that as a result of not timely filing its second quarter Form 10-Q, the Corporation is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). The notice, which the Corporation expected, was issued in accordance with standard Nasdaq procedures. As previously disclosed, the Corporation is diligently working to complete its independent investigation and restatement of financial statements in order to file its delinquent reports so that it can be in compliance with the Nasdaq Listing Standards.

As a result of the Corporation not filing its first quarter Form 10-Q, the Corporation was not in compliance with the Nasdaq continued listing standards and the Corporation's common stock was subject to delisting by the Nasdaq Stock Market at the opening of business on May 25, 2007. The Corporation appealed the May 16, 2007 Nasdaq Staff Determination and on June 28, 2007, the Corporation presented its plan to the Nasdaq Listing Qualifications Panel for regaining compliance with the Nasdaq listing standards. On August 14, 2007, the Nasdaq Listing Qualifications Panel granted the Corporation's request for continued listing until November 12, 2007, subject to certain conditions. Thus, the Corporation's common stock will continue to be listed and traded on the Nasdaq Global Select Market during this period.

On August 17, 2007, the Corporation issued a press release reporting the receipt of the additional deficiency letter from The Nasdaq Stock Market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) N/A
(b) N/A
(c) N/A
(d) Exhibits

Exhibit 99.1
Sterling Financial Corporation Press Release dated August 17, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

August 17, 2007	By:	Jean Svoboda

Name: Jean Svoboda
Title: Senior Vice President, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation press release dated August 17, 2007